EXHIBIT 99.2
Fourth Quarter 2009 Earnings Conference Call Monday, February 8, 2010

2 Market-Leading Global Businesses The world's largest fully-integrated independent provider of global claims management solutions. International Operations U.S. Property & Casualty Broadspire Legal Settlement Administration Serves the global insurance industry and multi-national corporations Serves the U.S. insurance company market Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters

3 Forward-looking Statements and Segment Operating Earnings Forward Looking Statements: This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. Segment Operating Earnings: Under Statement of Financial Accounting Standards Number 131, Disclosures about Segments of an Enterprise and Related Information, segment operating earnings is the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non- controlling interests, and certain other nonrecuring gains and expenses. Non-GAAP Financial Information: For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Welcome and opening comments Highlights of 2009 fiscal year Industry and economic context Business performance Business segment operating results 2010 focus Today's Agenda

Factors Affecting the Insurance Claims Administration Industry 5 ....Declining Workers Compensation Claims Frequency Year over Year Jan Feb Mar Apr May June July Aug Sep Oct Nov Dec 2008 5 4.8 5.1 5 5.4 5.5 5.8 6.1 6.2 6.6 6.9 7.4 2009 7.7 8.2 8.6 8.9 9.4 9.5 9.4 9.7 9.8 10.1 10 10 Increasing U.S. Unemployment Levels in 2009 and... Workers Compensation claims declined 5.2% in 2009, the softest year since 2006 Aggregate decline of 11.8% from 2007 to 2009 Unemployment increased throughout the year, reaching 10% in the 4th quarter CAT events were well below historic levels, affecting claim volumes in the second half of 2009 Source: NCCI and industry estimates

6 2009 Business Summary Revenue declined 7.5%, reflecting industry economic factors and foreign exchange rates Earnings per share before goodwill impairment were $0.48 versus $0.62 in 2008 Working capital management produced operating cash flow of $51.7 million and year-end cash of $70.4 million Solid performance aided by a lower effective tax rate was obscured by increased pension costs and effects of foreign exchange rates FY 2009 FY 2008 Revenue 969.9 1048.582 $ in millions FY 2009 FY 2008 Net Income Attributable to Crawford & Company before Impairment Charge 25.3 32.3 $ in millions $969.9 $1048.6 $25.2 $32.3

Fiscal Year 2008 to 2009 Bridge 7

Fourth Quarter 2009 Financial Review

9 Fourth Quarter 2009 Financials

10 4Q 2009 4Q 2008 Revenue 103.877 109.551 Revenue at 2008 FX rates 1.223 4Q 2009 4Q 2008 Operating Earnings 10.364 10.866 Operating Earnings at 2008 FX rates 1 $ in millions $ in millions Fourth Quarter 2009 Financials $103.9 $109.6 $10.9 Revenue declined 4.1% on a constant dollar basis Operating earnings declined 6.1% on constant dollar basis $10.4 *At 2008 average FX rates **At 2009 average FX rates

11 4Q 2009 4Q 2008 Revenue 44.746 59.8 4Q 2009 4Q 2008 Operating Earnings 1.642 4.8 $ in millions $ in millions $59.8 $44.7 $4.8 $1.6 Catastrophe revenue in 2009 was $7.6 million below last year Overall revenue declined due to lower claims volumes Fourth Quarter 2009 Financials

12 U.S. Catastrophe (CAT) Activity 1st H 09 1st H 08 2nd H 09 2nd H 08 13.4 1st H 09 1st H 08 2nd H 09 2nd H 08 Revenues 12.1 5.3 10 17.6 Revenues North $12.1 $10.0 $ in millions Revenues In 000s U.S. Catastrophe CAT revenue of $22.1 million in fiscal 2009 compared to $22.9 million in fiscal 2008 CAT events totaled 27 in fiscal 2009 compared to 35 in fiscal 2008 Second half comparisons strongly favor 2008 2008 fourth quarter revenue reflected completion of claims from hurricanes Gustav and Ike Cases $5.3 $17.6 16.8 7.7 12.9

13 4Q 2009 4Q 2008 Revenue 70.563 75.552 4Q 2009 4Q 2008 Operating Earnings (Loss) 2.129 -1.84 $ in millions $ in millions $70.6 $75.6 $2.1 ($1.8) Revenues declined due to lower workers' compensation claim referrals Operating earnings improvement reflects cost control activities Fourth Quarter 2009 Financials

14 4Q 2009 4Q 2008 Revenue 19.183 17.968 4Q 2009 4Q 2008 Operating Earnings 3.219 2.322 $ in millions $ in millions $19.2 $18.0 $2.3 $3.2 Revenue and operating earnings increase reflects benefit of significant bankruptcy and securities class action administration cases Backlog of $55 million versus $42 million in 2008 Fourth Quarter 2009 Financials

15 Fourth Quarter 2009 Financials

16 Fourth Quarter 2009 Financials

2010 Focus

2010 Focus Attract new business and retain customers Key account management/cross-selling through the "System" Grow Business Process Outsourcing Service and quality initiatives Support existing business operations with technology improvements Improve processes to deliver operating efficiencies Better analytics Leverage investment in Command Center Continue disciplined management of SG&A Extend cost control initiatives Improve financial performance Revenues, Operating Earnings, EPS DSO and working capital 18

19 International Operations 4Q 2009 3Q 2009 2Q 2009 1Q 2009 4Q 2008 International Claims 137.5 142.4 139.5 150.3 144.9 Claims referred in 000s 142.4 Grow revenue and market share New client acquisition Cross-selling Business Process Outsourcing Additional investment in EMEA Supporting market share expansion Leverage technology Additional innovative solutions Enhancements to CMS2 139.5 150.3 144.9 137.5

20 U.S. Property & Casualty 4Q 2009 3Q 2009 2Q 2009 1Q 2009 4Q 2008 U.S. P&C Claims 102.6 113.4 116.7 115.3 102.9 CAT claims 12.5 6.5 Claims referred in 000s 113.4 116.7 115.3 102.9 102.6 Grow revenue and market share Emphasis on casualty Expand Global Technical Services (GTS) Business Process Outsourcing Leverage investments in Crawford Central, Claims Alert, and Contractor Connection Improve cost control Technology Expand Command Center Leverage CMS2 investment Data management and analytics

21 Broadspire 4Q 2009 3Q 2009 2Q 2009 1Q 2009 4Q 2008 Broadspire Claims 53.2 56.7 57.2 55.4 55.4 Claims referred in 000s 56.7 57.2 55.4 55.4 53.2 Significant progress in 2009 fourth quarter operating earnings Previously-announced loss of customer is expected to limit 2010 growth Claims volume, linked to U.S. job growth, is expected to decline year over year Cross-sell to existing customers Target marketing Cost control initiatives

22 Legal Settlement Administration 4Q 2009 4Q 2008 Backlog 55.4 42 Backlog in millions $55.0 $42.0 Grow revenue and profitability Challenged by pricing pressures Consolidation in the market place Expand class action markets Increase bankruptcy business Currently a growth market Large market share Improve cost control

23 2010 Guidance Full Year 2010 Guidance: Consolidated revenue before reimbursements between $970 million and $990 million Consolidated operating earnings between $54.3 million and $60.3 million Consolidated cash provided by operating activities between $30 and $35 million After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible amortization expense, special credits and charges and income taxes, net income attributable to Crawford & Company on a GAAP basis between $23.5 million and $26.5 million Earnings per share of $0.44 to $0.50

Fourth Quarter 2009 Earnings Conference Call Monday, February 8, 2010

Reconciliation of Non-GAAP Items 25

Reconciliation of Non-GAAP Items 26